                                                                EXHIBIT 99(a)

                            SELECTED FINANCIAL DATA

     The following tables set forth certain historical financial data and pro forma financial information for First American, Heritage and Charter.

     The selected financial data for First American for the five years ended December 31, 1994 and for the six months ended June 30, 1995 and 1994, are derived from the consolidated financial statements of First American. The selected financial data for Heritage, for Charter, for First American pro forma combined with Heritage, and First American fully pro forma combined for the five years ended June 30, 1995 are derived from the respective consolidated financial statements of Heritage, Charter and First American. The pro forma information gives effect to the expected merger of First American with Heritage under the pooling-of-interests method of accounting and gives effect to the expected affiliation of First American with Charter under the purchase method of accounting. The pooling-of-interests method of accounting combines assets and liabilities at their historical bases and restates the results of operations as if First American and Heritage had been combined at the beginning of the earliest reported period. The purchase method of accounting requires that all assets and liabilities of Charter be adjusted to their estimated fair market value as of the date of acquisition. Since purchase accounting does not permit restatement of results for prior periods, Charter pro forma information is only presented as of and for the year ended June 30, 1995. This summary should be read in connection with the financial statements, Management's Discussion and Analysis of Results of Operations and Financial Condition and other financial information included in documents incorporated herein by reference. See "AVAILABLE INFORMATION."

                           FIRST AMERICAN CORPORATION

                                        AT OR FOR THE
                                      SIX MONTHS ENDED
                                          JUNE 30,                AT OR FOR THE YEAR ENDED DECEMBER 31,
                                     -------------------   ----------------------------------------------------
                                       1995       1994       1994       1993       1992       1991       1990
                                     --------   --------   --------   --------   --------   --------   --------
INCOME DATA
(in thousands)
  Net interest income..............  $146,111   $138,589   $279,626   $267,439   $251,688   $216,460   $226,853
  Provision for loan losses........        --         --    (10,000)   (42,000)    38,500     51,570    193,677
  Non-interest income..............    49,701     47,726     84,856     85,817     74,691     80,493    111,168
  Non-interest expense.............   119,138    114,898    229,615    235,963    228,426    221,685    221,134
  Income tax (benefit).............    28,190     27,417     54,135     57,396     17,481      6,761    (14,369)
                                     --------   --------   --------   --------   --------   --------   --------
    Income (loss) before cumulative
      effect of changes in
      accounting principles........  $ 48,484   $ 44,000   $ 90,732   $101,897   $ 41,972   $ 16,937   $(62,421)
                                     ========   ========   ========   ========   ========   ========   ========
END OF PERIOD BALANCE SHEET ITEMS
(in millions)
  Assets...........................  $  8,071   $  7,228   $  7,757   $  7,188   $  6,716   $  6,377   $  6,480
  Total net loans..................     5,154      4,381      4,736      4,206      3,518      3,626      4,036
  Deposits.........................     6,158      5,701      5,861      5,691      5,522      5,332      5,556
  Long-term debt...................       252         52        252         66         17         17         18
  Shareholders' equity.............       638        581        617        582        468        385        368
PER SHARE DATA
  Income (loss) before cumulative
    effect of changes in accounting
    principles.....................  $   1.87   $   1.69   $   3.48   $   3.93   $   1.74   $    .73   $  (2.69)
  Cash dividends declared..........       .50        .42        .88        .55        .20         --        .31
  Book value, end of period........     25.09      22.27      23.59      22.38      18.16      16.47      15.79
SHARES OUTSTANDING
(in thousands)
  Average..........................    25,911     26,057     26,093     25,913     24,082     23,337     23,224
  End of period....................    25,426     26,094     26,145     25,988     25,786     23,395     23,311

                       HERITAGE FEDERAL BANCSHARES, INC.

                                                      AT OR FOR THE YEAR ENDED JUNE 30,
                                           -------------------------------------------------------
                                            1995        1994        1993        1992        1991
                                           -------     -------     -------     -------     -------
INCOME DATA
(in thousands)
  Net interest income....................  $18,181     $19,063     $19,761     $16,509     $13,520
  Provision for loan losses..............       82         487         595         749       1,496
  Non-interest income....................    2,755       2,484       3,110       2,634       2,421
  Non-interest expense...................   12,241      11,354      12,812      11,673      11,089
  Income tax.............................    3,146       3,502       3,952       2,540       2,244
                                           -------     -------     -------     -------     -------
     Income before cumulative effect of
       changes in accounting
       principles........................  $ 5,467     $ 6,204     $ 5,512     $ 4,181     $ 1,112
                                           =======     =======     =======     =======     =======
END OF PERIOD BALANCE SHEET ITEMS
(in millions)
  Assets.................................  $   528     $   516     $   519     $   540     $   507
  Total net loans........................      298         309         327         358         364
  Deposits...............................      449         451         460         497         484
  Long-term debt.........................       17          11          11           2           1
  Shareholders' equity...................       54          49          42          36          16
PER SHARE DATA
  Income before cumulative effect of
     changes in accounting principles....  $  1.58     $  1.85     $  1.67     $   n/a         n/a
  Cash dividends declared................      .38         .25          --         n/a         n/a
  Book value, end of period..............    16.88       15.29       13.23       11.90         n/a
SHARES OUTSTANDING
(in thousands)
  Average (a)............................    3,464       3,372       3,309         n/a         n/a
  End of period..........................    3,186       3,173       3,165       2,990         n/a

---------------
n/a Not applicable for periods prior to HFB's conversion from mutual to stock ownership during the fiscal year ended June 30, 1992.

(a) Includes common share equivalents.

                FIRST AMERICAN PRO FORMA COMBINED WITH HERITAGE

                                                   AT OR FOR THE YEAR ENDED JUNE 30,
                                      ------------------------------------------------------------
                                        1995         1994         1993         1992         1991
                                      --------     --------     --------     --------     --------
INCOME DATA
(in thousands)
  Net interest income...............  $305,329     $293,613     $282,375     $248,185     $227,825
  Provision for loan losses.........    (9,918)     (33,513)      10,595       41,519      102,805
  Non-interest income...............    89,586       93,974       81,889       81,978       79,492
  Non-interest expense..............   246,096      249,624      242,259      236,464      224,204
  Income tax........................    58,054       62,825       38,755       16,598        2,281
                                      --------     --------     --------     --------     --------
     Income (loss) before cumulative
       effect of changes in
       accounting principles........  $100,683     $108,651     $ 72,655     $ 35,582     $(21,973)
                                      ========     ========     ========     ========     ========
END OF PERIOD BALANCE SHEET ITEMS
(in millions)
  Assets............................  $  8,601     $  7,744     $  7,241     $  7,113     $  6,718
  Total net loans...................     5,451        4,690        3,946        3,826        4,080
  Deposits..........................     6,608        6,152        5,906        5,937        5,712
  Long-term debt....................       269           63           77           19           18
  Shareholders' equity..............       687          630          551          441          388
PER SHARE DATA
  Income before cumulative effect of
     changes in accounting
     principles.....................  $   3.52     $   3.78     $   2.60     $    n/a          n/a
  Cash dividends declared...........       .96          .72          .45           --           --
  Book value, end of period.........     24.54        21.96        19.33        16.96          n/a
SHARES OUTSTANDING
(in thousands)
  Average...........................    28,606       28,746       27,955          n/a          n/a
  End of period.....................    28,012       28,669       28,488       26,003          n/a

---------------

n/a First American pro forma combined data is not presented for periods prior to Heritage Bank's conversion from mutual to stock ownership during the fiscal year ended June 30, 1992.

                          CHARTER FEDERAL SAVINGS BANK

                                                        AT OR FOR THE YEAR ENDED JUNE 30,
                                                --------------------------------------------------
                                                 1995      1994       1993       1992       1991
                                                -------   -------   --------    -------   --------
INCOME DATA
(in thousands)
  Net interest income.........................  $22,299   $25,534   $ 25,454    $18,211   $ 11,929
  Provision for loan losses...................    1,975     2,150      5,087     (1,011)     9,791
  Non-interest income.........................    5,282     1,990      3,523      4,718      3,607
  Non-interest expense(a).....................   16,676    17,103     59,204(a)  19,539     19,169
  Income tax (benefit)........................    3,373      (322)     1,778         --         --
                                                -------   -------   --------    -------   --------
     Income (loss) before extraordinary item
       and cumulative effect of changes in
       accounting principles..................  $ 5,557   $ 8,593   $(37,092)   $ 4,401   $(13,424)
                                                =======   =======   ========    =======   ========
END OF PERIOD BALANCE SHEET ITEMS
(in millions)
  Assets......................................  $   751   $   733   $    678    $   822   $    843
  Total net loans.............................      404       389        404        424        405
  Deposits....................................      525       548        573        617        627
  Long-term debt..............................      105       105        105        105        105
  Shareholders' equity........................       46        42        (10)        26         18
PER SHARE DATA
  Income (loss) before extraordinary item and
     cumulative effect of changes in
     accounting principles....................  $  1.08   $  1.87   $ (50.72)   $  6.02   $ (18.36)
  Cash dividends declared.....................     .275        --         --         --         --
  Book value, end of period...................     9.06      8.24     (13.51)     35.52      25.02
SHARES OUTSTANDING
(in thousands)
  Average.....................................    5,125     4,596        731        731        731
  End of period...............................    5,125     5,125        731        731        731

---------------

(a) The 1993 non-interest expense amount includes a write-off of $41.1 million of remaining goodwill as of March 31, 1993.

                   FIRST AMERICAN FULLY PRO FORMA COMBINED(A)

                                                   AT OR FOR THE YEAR ENDED JUNE 30,
                                      ------------------------------------------------------------
                                        1995         1994         1993         1992         1991
                                      --------     --------     --------     --------     --------
INCOME DATA
(in thousands)
  Net interest income...............  $321,545     $293,613     $282,375     $248,185     $227,825
  Provision for loan losses.........    (7,943)     (33,513)      10,595       41,519      102,805
  Non-interest income...............    94,868       93,974       81,889       81,978       79,492
  Non-interest expense..............   265,322      249,624      242,259      236,464      224,204
  Income tax........................    58,711       62,825       38,755       16,598        2,281
                                      --------     --------     --------     --------     --------
     Income (loss) before
       extraordinary item and
       cumulative effect of changes
       in accounting principles.....  $100,323     $108,651     $ 72,655     $ 35,582     $(21,973)
                                      ========     ========     ========     ========     ========
END OF PERIOD BALANCE SHEET ITEMS
(in millions)
  Assets............................  $  9,327     $  7,744     $  7,241     $  7,113     $  6,718
  Total net loans...................     5,847        4,690        3,946        3,826        4,080
  Deposits..........................     7,129        6,152        5,906        5,937        5,712
  Long-term debt....................       370           63           77           19           18
  Shareholders' equity..............       708          630          551          441          388
PER SHARE DATA
  Income before extraordinary item
     and cumulative effect of
     changes in accounting
     principles.....................  $   3.44     $   3.78     $   2.60     $    n/a          n/a
  Cash dividends declared...........       .96          .72          .45           --           --
  Book value, end of period.........     24.77        21.96        19.33        16.96          n/a
SHARES OUTSTANDING
(in thousands)
  Average...........................    29,186       28,746       27,955          n/a          n/a
  End of period.....................    28,592       28,669       28,488       26,003          n/a

---------------

(a) Represents First American, Heritage and Charter on a fully pro forma combined basis.

n/a First American fully pro forma combined data is not presented for periods prior to Heritage Bank's conversion from mutual to stock ownership during the fiscal year ended June 30, 1992.

       UNAUDITED FULLY PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following pro forma combined condensed financial statements combine the historical financial statements of FAC, HFB, and Charter. The pro forma combined condensed balance sheet as of June 30, 1995 gives effect to the affiliations of HFB and Charter with FAC as if the affiliations occurred on June 30, 1995. The pro forma combined condensed statements of income for the years ended June 30, 1995, 1994 and 1993 give effect to the affiliation of FAC and HFB as of the beginning of the earliest year and the affiliation of FAC and Charter as of the beginning of the most recent year. The pro forma combined condensed statements give effect to the expected merger with HFB under the pooling-of-interests method of accounting and give effect to the expected affiliation of FAC with Charter under the purchase method of accounting. The pooling-of-interests method of accounting combines assets and liabilities at their historical bases and restates the results of operations as if FAC and HFB had been combined at the beginning of the reported period. The purchase method of accounting requires that all assets and liabilities of Charter be adjusted to their estimated fair market value as of the date of acquisition.

     The unaudited pro forma combined condensed statements of income do not include nonrecurring merger-related one-time charges. It is anticipated that approximately $4.7 million, net of taxes, will be expensed as incurred in connection with the merger of FAC and HFB. Additionally, the unaudited pro forma combined condensed financial statements do not give effect to any cost savings which may be realized following the two mergers. Any anticipated transfers of assets and liabilities to other banking entities of FAC are not reflected in the Unaudited Fully Pro Forma Combined Condensed Financial Statements.

     The pro forma combined condensed financial statements are provided for informational purposes. The pro forma combined condensed statements of income are not necessarily indicative of the actual results that would have been achieved had the acquisitions been consummated at the beginning of the period presented, and are not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of FAC and HFB incorporated by reference or included herein. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

     FAC reports its financial information on the basis of a December 31 fiscal year. Heritage and Charter report their financial information on the basis of a June 30 fiscal year. The information for FAC in the pro forma combined condensed statements of income has been restated with Heritage's and Charter's fiscal year end.

           UNAUDITED FULLY PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 JUNE 30, 1995

                                                                              FAC                                    FAC
                                                                           PRO FORMA                                FULLY
                                                               POOLING        WITH                  PURCHASE      PRO FORMA
                                        FAC         HFB      ADJUSTMENTS      HFB       CHARTER    ADJUSTMENTS     COMBINED
                                     ----------   --------   -----------   ----------   --------   -----------    ----------
                                                                         (IN THOUSANDS)
ASSETS
  Cash and due from banks..........  $  413,232   $ 14,878     $          $  428,110    $ 24,150    $ (49,340)(d)   $  402,920
  Time deposits with other banks...      26,284                               26,284                                    26,284
  Securities:
    Held to maturity...............   1,461,960    170,622                 1,632,582     295,191         (814)(d)    1,926,959
    Available for sale.............     558,671     20,213                   578,884       7,603                       586,487
                                     ----------   --------     -------     ----------   --------     --------       ----------
        Total securities...........   2,020,631    190,835                 2,211,466     302,794         (814)       2,513,446
                                     ----------   --------     -------     ----------   --------     --------       ----------
  Federal funds sold and securities
    purchased under agreements to
    resell.........................      83,805      7,000                    90,805                                    90,805
  Trading account securities.......      29,224                               29,224                                    29,224
  Total loans......................   5,285,743    301,768                 5,587,511     410,104       (8,529)(d)    5,989,086
  Unearned discount and net
    deferred loan fees.............       5,463      1,908                     7,371       1,272                         8,643
                                     ----------   --------     -------     ----------   --------     --------       ----------
    Loans, net of unearned discount
      and net deferred loan fees...   5,280,280    299,860                 5,580,140     408,832       (8,529)       5,980,443
  Allowance for possible loan
    losses.........................     126,575      2,327                   128,902       5,021                       133,923
                                     ----------   --------     -------     ----------   --------     --------       ----------
        Total net loans............   5,153,705    297,533                 5,451,238     403,811       (8,529)       5,846,520
                                     ----------   --------     -------     ----------   --------     --------       ----------
  Premises and equipment, net......     110,186      6,786                   116,972       5,876                       122,848
  Foreclosed properties............       9,256                                9,256       7,006                        16,262
  Other assets.....................     224,823     11,137       1,572 (a)   237,667       7,690        8,822 (d)      278,954
                                                                   135 (c)                             24,775 (d)
                                     ----------   --------     -------     ----------   --------     --------       ----------
    Total assets...................  $8,071,146   $528,169     $ 1,707    $8,601,022    $751,327    $ (25,086)      $9,327,263
                                     ==========   ========     =======     ==========   ========     ========       ==========
LIABILITIES
  Deposits.........................  $6,158,336   $449,318     $          $6,607,654    $525,400    $  (3,854)(d)   $7,129,200
  Short-term borrowings............     819,993        789                   820,782      63,614                       884,396
  Long-term debt...................     251,637     17,452                   269,089     104,500       (3,947)(d)      369,642
  Other liabilities................     203,124      6,836       6,075 (a)   216,035      11,389        7,210 (d)      235,756
                                                                                                        1,122 (d)
                                     ----------   --------     -------     ----------   --------     --------       ----------
    Total liabilities..............   7,433,090    474,395       6,075     7,913,560     704,903          531        8,618,994
                                     ----------   --------     -------     ----------   --------     --------       ----------
SHAREHOLDERS' EQUITY
  Common stock.....................     127,132      3,186       9,744 (b)   140,062          51        2,900 (d)      142,962
                                                                                                          (51)(d)
  Capital surplus..................      96,223     16,510      (9,744)(b)   102,989      52,006       17,907 (d)      120,896
                                                                                                      (52,006)(d)
  Retained earnings................     416,898     35,070      (4,503)(a)   447,245      (5,612)       5,612 (d)      447,245
                                                                  (220)(c)
  Other............................      (1,696)    (1,076)        355 (c)    (2,417)        (49)          49 (d)       (2,417)
                                     ----------   --------     -------     ----------   --------     --------       ----------
    Realized shareholders'
      equity.......................     638,557     53,690      (4,368)      687,879      46,396      (25,589)         708,686
  Net unrealized gains (losses) on
    securities available for sale,
    net of tax.....................        (501)        84                      (417)         28          (28)(d)         (417)
                                     ----------   --------     -------     ----------   --------     --------       ----------
        Total shareholders'
          equity...................     638,056     53,774      (4,368)      687,462      46,424      (25,617)         708,269
                                     ----------   --------     -------     ----------   --------     --------       ----------
        Total liabilities and
          shareholders' equity.....  $8,071,146   $528,169     $ 1,707    $8,601,022    $751,327    $ (25,086)      $9,327,263
                                     ==========   ========     =======     ==========   ========     ========       ==========

(See footnotes on following page.)

           FOOTNOTES TO UNAUDITED FULLY PRO FORMA COMBINED CONDENSED
                                 BALANCE SHEET

     The pro forma adjustments are based on the best available preliminary information as of June 30, 1995, and may be different from the actual adjustments to reflect the fair value of the net assets purchased as of the date of acquisition of Charter. The final allocation of the purchase price of Charter has not been determined. Subsequent changes to the purchase adjustments, as well as the final allocation of the intangible assets between goodwill and other identifiable intangible assets may result in an adjustment to goodwill, which may have a corresponding impact on amortization expense.

(a) To record a liability for estimated one-time charges of $4,042,000 for various items such as severance and systems conversions and record a related deferred tax asset in the amount of $1,572,000, plus record a $2,033,000 estimated liability related to recapture of tax bad debt reserve related to conversion of Heritage Bank to a commercial bank.

(b) Reclassification of $9,744,000 of capital surplus to FAC Common Stock to reflect the FAC Common Stock of $127,132,000 plus the $5 par value of 2,586,000 shares of FAC Common Stock to be issued to effect the Merger.

(c) To record one-time charge of $355,000, net of deferred tax asset of $135,000, related to immediate vesting of restricted stock upon completion of the Merger and reduce unearned compensation of the Management Recognition Plan within other shareholders' equity by $355,000.

(d) Based on an exchange ratio of .38 share of FAC Common Stock to one share of Charter Common Stock, FAC will exchange 1,955,342 shares of FAC Common Stock for the shares of Charter Common Stock. Based on the closing price of FAC Common Stock on June 30, 1995 of $35.875, the purchase price of Charter is approximately $70,147,000. To close the transaction, FAC expects to reissue 580,000 shares of FAC Common Stock purchased in the open market prior to June 30, 1995, and purchase an additional 1,375,342 shares of FAC Common Stock after June 30, 1995, for reissuance in the acquisition of Charter. The 580,000 shares of FAC Common Stock were purchased for approximately $20,000,000. Under Tennessee law, such shares have been recognized as authorized but unissued with the excess of purchase price over par reflected as a reduction from capital surplus. Based on a price per share of FAC Common Stock of $35.875, the reissuance of the 580,000 shares of stock will result in an increase in common stock of $2,900,000 and an increase in surplus of $17,907,000. Additionally, the purchase of an additional 1,375,342 shares of FAC Common Stock to exchange with Charter shareholders will result in a decrease in cash of approximately $49,340,000 based on a price of FAC Common Stock of $35.875 per share.

    The following adjustments are currently expected to be made to reflect the estimated fair value of assets acquired and estimated fair value of liabilities assumed: held to maturity securities are estimated to decrease $814,000, loans are estimated to decrease $8,529,000, core deposit rights of $8,200,000 and loan servicing rights of $622,000 are expected to be recorded as other assets, deposits are estimated to decrease $3,854,000, and long-term debt is estimated to decrease $3,947,000.

    A total of $7,210,000 of other liabilities are expected to be recorded to reflect various estimated one-time charges consisting of $4,410,000 for various items such as severance and systems conversions, $1,400,000 of estimated deferred taxes related to Statement of Financial Accounting Standards No. 109, and a $1,400,000 estimated liability related to tax loss carryforward.

    An estimated net deferred tax liability in the amount of $1,122,000 is expected to be recorded at the rate of 38.9% related to the effect of the fair value adjustments and the $4,410,000 of certain one-time charges discussed above.

    Purchase accounting requires that the various components of Charter's equity be reclassified to surplus which is then eliminated on a consolidated basis. The elimination results in a common stock decrease of $51,000, a surplus decrease of $52,006,000, a retained earnings increase of $5,612,000, an other equity increase of $49,000, and a decrease in net unrealized gains on securities available for sale of $28,000.

    All of the above is expected to result in an increase in the goodwill balance of $24,775,000 to reflect the excess of the total acquisition cost over the estimated fair value of the assets acquired less liabilities assumed.

    The following summarizes the above and provides detail of the estimated allocation of the purchase price for the Charter acquisition:

     Total shareholders' equity...............................................    $46,424,000
     Estimated fair value adjustments:
       Held to maturity securities............................................       (814,000)
       Loans..................................................................     (8,529,000)
       Core deposit rights....................................................      8,200,000
       Loan servicing rights..................................................        622,000
       Deposits...............................................................      3,854,000
       Long-term debt.........................................................      3,947,000
     Estimated one-time charges:
       Severance and systems conversions, etc.................................     (4,410,000)
       Deferred taxes related to Statement of Financial Accounting Standards
          No. 109.............................................................     (1,400,000)
       Liability related to tax loss carryforward.............................     (1,400,000)
     Estimated net deferred tax liability related to fair value adjustments
       and the $4,410,000 of one-time charges above...........................     (1,122,000)
     Goodwill.................................................................     24,775,000
                                                                                  -----------
     Total purchase price.....................................................    $70,147,000
                                                                                   ==========

        UNAUDITED FULLY PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                      FAC                                   FAC
                                                                   PRO FORMA                               FULLY
                                                       POOLING       WITH                 PURCHASE       PRO FORMA
                                  FAC        HFB     ADJUSTMENTS      HFB      CHARTER   ADJUSTMENTS     COMBINED
                                --------   -------   -----------   ---------   -------   -----------     ---------
                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income...............  $525,989   $35,979                 $561,968    $53,117     $   779 (a)   $612,903
                                                                                            (2,961)(b)
Interest expense..............   238,841    17,798                  256,639     30,818       3,901 (c)    291,358
                                 -------   --------    --------    --------    -------     -------       --------
  Net interest income.........   287,148    18,181                  305,329     22,299      (6,083)       321,545
Provision for loan losses.....   (10,000)       82                   (9,918)     1,975                     (7,943)
                                 -------   --------    --------    --------    -------     -------       --------
  Net interest income after
    provision.................   297,148    18,099                  315,247     20,324      (6,083)       329,488
Non-interest income...........    86,831     2,755                   89,586      5,282                     94,868
Non-interest expense..........   233,855    12,241                  246,096     16,676         898 (d)    265,322
                                                                                             1,652 (e)
                                 -------   --------    --------    --------    -------     -------       --------
Income before income tax
  expense and cumulative
  effect of changes in
  accounting principles.......   150,124     8,613                  158,737      8,930      (8,633)       159,034
Income tax expense............    54,908     3,146                   58,054      3,373      (2,716)(f)     58,711
                                 -------   --------    --------    --------    -------     -------       --------
  Income before cumulative
    effect of changes in
    accounting principles.....  $ 95,216   $ 5,467                 $100,683    $ 5,557     $(5,917)      $100,323
                                 =======   ========    ========    ========    =======     =======       ========
Earnings before cumulative
  effect of changes in
  accounting principles per
  share.......................  $   3.66                           $   3.52                              $   3.44
Weighted average common shares
  outstanding.................    26,020                             28,606                                29,186

 FOOTNOTES TO UNAUDITED FULLY PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

(a) $779,000 of accretion associated with purchase accounting adjustments related to securities and loans accreted over 12 years, the estimated remaining lives of the related assets.

(b) Estimated reduction in interest income of $2,961,000 at a rate of 6%, which represents an investment rate at June 30, 1995, related to $49,340,000 of cash used to purchase FAC Common Stock to exchange with Charter shareholders.

(c) $3,901,000 of amortization associated with purchase accounting adjustments related to time deposits and long-term debt amortized over 2 years, the estimated remaining lives of the liabilities.

(d) $898,000 of amortization associated with purchase accounting adjustments related to core deposit rights and loan servicing rights amortized over 10 and 8 years, respectively, the estimated remaining lives of the assets.

(e) $1,652,000 of amortization associated with purchase accounting adjustments related to goodwill amortized over 15 years, the estimated life of the asset.

(f)  Reduction in income tax at a rate of 38.9% related to net of amounts in
     (a), (b), (c), and (d).

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1994

                                                                                              FAC
                                                                               POOLING     PRO FORMA
                                                          FAC        HFB     ADJUSTMENTS   WITH HFB
                                                        --------   -------   -----------   ---------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income.......................................  $449,776   $35,550                 $ 485,326
Interest expense......................................   175,226    16,487                   191,713
                                                        --------   -------   -----------   ---------
          Net interest income.........................   274,550    19,063                   293,613
Provision for loan losses.............................   (34,000)      487                   (33,513)
          Net interest income after provision.........   308,550    18,576                   327,126
Non-interest income...................................    91,490     2,484                    93,974
Non-interest expense..................................   238,270    11,354                   249,624
                                                        --------   -------   -----------   ---------
Income before income tax expense and cumulative effect
  of changes in accounting principles.................   161,770     9,706                   171,476
Income tax expense....................................    59,323     3,502                    62,825
                                                        --------   -------   -----------   ---------
Income before cumulative effect of changes in
  accounting principles...............................  $102,447   $ 6,204                 $ 108,651
                                                        ========   =======    =========     ========
Earnings before cumulative effect of changes in
  accounting principles per share.....................  $   3.94                           $    3.78
Weighted average common shares outstanding............    26,010                              28,746

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1993

                                                                                              FAC
                                                                               POOLING     PRO FORMA
                                                          FAC        HFB     ADJUSTMENTS   WITH HFB
                                                        --------   -------   -----------   ---------
                                                          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income.......................................  $430,316   $39,066                 $ 469,382
Interest expense......................................   167,702    19,305                   187,007
                                                        --------   -------   -----------   ---------
          Net interest income.........................   262,614    19,761                   282,375
Provision for loan losses.............................    10,000       595                    10,595
                                                        --------   -------   -----------   ---------
          Net interest income after provision.........   252,614    19,166                   271,780
Non-interest income...................................    78,779     3,110                    81,889
Non-interest expense..................................   229,447    12,812                   242,259
                                                        --------   -------   -----------   ---------
Income before income tax expense and cumulative effect
  of changes in accounting principles.................   101,946     9,464                   111,410
Income tax expense....................................    34,803     3,952                    38,755
                                                        --------   -------   -----------   ---------
Income before cumulative effect of changes in
  accounting principles...............................  $ 67,143   $ 5,512                 $  72,655
                                                        ========   =======    =========     ========
Earnings before cumulative effect of changes in
  accounting principles per share.....................  $   2.66                           $    2.60
Weighted average common shares outstanding............    25,269                              27,955